                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2000-A
                             NOTEHOLDERS' STATEMENT

           pursuant to Section 5.07(b) of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)




Distribution Date:  November 25, 2003


(i)       Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                       $0.00
                       ----------------------------
                     (   $                        -, per $1,000 original principal amount of Class A-1 Notes)
                       ----------------------------

(ii)      Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                       $18,731,962.55
                       ----------------------------
                     (  $ 0.0000416                , per $1,000 original principal amount of Class A-2 Notes)
                       ----------------------------

(iii)     Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                       $0.00
                       ----------------------------
                     (   $                        -, per $1,000 original principal amount of Class A-1 Notes)
                       ----------------------------

(iv)      Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                       $1,351,685.48
                       ----------------------------
                     (  $ 0.0000030                , per $1,000 original principal amount of Class A-2 Notes)
                       ----------------------------

(v)       Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
          (1)    Distributed to Class A-1 Noteholders:
                       $0.00
                       ----------------------------
                     (   $                        -, per $1,000 original principal amount of Class A-1 Notes)
                       ----------------------------

          (2)    Distributed to Class A-2 Noteholders:

                       $0.00
                       ----------------------------
                     (   $                        -, per $1,000 original principal amount of Class A-2 Notes)
                       ----------------------------

          (3)    Balance on Class A-1 Notes:

                       $0.00
                       ----------------------------
                     (   $                        -, per $1,000 original principal amount of Class A-1 Notes)
                       ----------------------------
          (4)    Balance on Class A-2 Notes:

                       $0.00
                       ----------------------------
                     (   $                        -, per $1,000 original principal amount of Class A-2 Notes)
                       ----------------------------

(vi)      Payments made under the Cap Agreement on such date:             November 24, 2003
                                                             --------------------------------------------------

                     ( $0.00                       with respect to the Class A-1 Notes,
                       ---------------------------
                     ( $0.00                       with respect to the Class A-2 Notes;
                       ---------------------------
                       and the total outstanding amount owed to the Cap Provider:                         $0.00
                                                                                                ---------------
(vii)     Pool Balance at the end of the related Collection Period:                             $346,040,729.98
                                                                                                ---------------
(viii)    After giving effect to distributions on this Distribution Date:

          (a)    (1)   Outstanding principal amount of Class A-1 Notes:                                   $0.00
                                                                                                ---------------
                 (2)   Pool Factor for the Class A-1 Notes:                          -
                                                                            -----------

          (b)    (1)   Outstanding principal amount of Class A-2 Notes:                         $346,040,729.98
                                                                                                ---------------
                 (2)   Pool Factor for the Class A-2 Notes:                 0.76897940
                                                                            ----------




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
                                                                          Page 2

(ix)      Note Interest Rate for the Notes:

          (a)    In general
                 (1)   Three-Month Libor was
                       1.1300000%           for the period
                       ---------------------
                 (2)   The Student Loan Rate was:    3.8735522%
                                                     ---------------------------

          (b)    Note Interest Rate for the Class A-1 Notes:    1.2600000%           (Based on 3-Month LIBOR)
                                                                ---------------------
          (c)    Note Interest Rate for the Class A-2 Notes:    1.4500000%           (Based on 3-Month LIBOR)
                                                                ---------------------

(x)              Amount of Master Servicing Fee for  related Collection Period:                        $440,095.31
                                                                                                       -----------
                        $ 0.000004401     , per $1,000 original principal amount of Class A-1 Notes.
                       -------------------
                        $ 0.000000978     , per $1,000 original principal amount of Class A-2 Notes.
                       -------------------

(xi)             Amount of Administration Fee for related Collection Period:                           $  3,000.00
                                                                                                       -----------

                        $ 0.000000030     , per $1,000 original principal amount of Class A-1 Notes.
                       -------------------
                        $ 0.000000007     , per $1,000 original principal amount of Class A-2 Notes.
                       -------------------

(xii)     (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period:       $229,660.51
                                                                                                       -----------


          (b)    Delinquent Contracts                  # Disb.            %                      $ Amount             %
                                                       -------           ----                  ----------           -----
                 30-60 Days Delinquent                    687            2.44%                 $ 7,586,464          2.95%
                 61-90 Days Delinquent                    338            1.20%                 $ 3,384,895          1.31%
                 91-120 Days Delinquent                   258            0.92%                 $ 2,806,358          1.09%
                 More than 120 Days Delinquent            270            0.96%                 $ 3,558,515          1.38%
                 Claims Filed Awaiting Payment             90            0.32%                 $   754,366          0.29%
                                                        -----            ----                  ------------         ----
                    TOTAL                               1,643            5.84%                 $ 18,090,598         7.03%




          (c)    Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:                $        -
                                                                                                              -----------
          (d)    Reserve Account Balance                                                                       $6,383,522
                                                                                                              -----------
                 Draw for this Distribution Date                                                               $        -
                                                                                                              -----------
                 Realized Loss Draw                                                                            $        -
                                                                                                              -----------
(xiii)    Amount in the Prefunding Account:                     $0.00
                                           ----------------------------------------------------
(xiv)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                 Subsequent Pool Student Loans:                         0.00
                                               -------------------------------------------------------
(xv)      Amount in the Pre-Funding Account at the end of the Funding period to be distributed:               $      0.00
                                                                                                              -----------
(xvi)     Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:                 $ 82,073.86
                                                                                                              -----------
(xvii)    Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:          0.00
                                                                                                              -----------

(xviii)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
           to the Securities Guaranty Insurance Policy:       0.00
                                                        ----------
(xix)     The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                          $70,637.51
                                                                                                               ----------
          The Amount of any Net Trust Swap Pymt Carryover Shortfall for such Dist Date:                              0.00
                                                                                                               ----------
          The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                           $     0.00
                                                                                                               ----------
          The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                                 0.00
                                                                                                               ----------
          and the amount of any Termination Pymt either paid by or made to the Trust on                              0.00
                                                                                                               ----------
          such Distribution Date:





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